EXHIBIT 99.1

JOINT FILING AGREEMENT

July 28, 2015

     Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, each party hereto hereby agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with the Securities and Exchange Commission (and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing, and/or incorporation by reference of this Joint Filing Agreement as an exhibit thereto. This Joint Filing Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.

     IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this Joint Filing Agreement to be executed and effective as of the date first written above.

Date: July 28, 2015	Chou Associates Management Inc.

	By:	/s/ Francis Chou
		Name:	Francis S. M. Chou
		Title:	CEO and Portfolio Manager

July 28, 2015	Francis S. M. Chou

/s/ Francis Chou
	Name:	Francis S. M. Chou

July 28, 2015	Chou Associates Fund

	By:	/s/ Francis Chou
		Name:	Francis S. M. Chou
		Title:	Portfolio Manager

July 28, 2015	Chou Asia Fund

	By:	/s/ Francis Chou
		Name:	Francis S. M. Chou
		Title:	Portfolio Manager

July 28, 2015	Chou Bond Fund

	By:	/s/ Francis Chou
		Name:	Francis S. M. Chou
		Title:	Portfolio Manager

July 28, 2015	Chou RRSP Fund

	By:	/s/ Francis Chou
		Name:	Francis S. M. Chou
		Title:	Portfolio Manager

July 28, 2015	Chou America Management Inc.

	By:	/s/ Francis Chou
		Name:	Francis S. M. Chou
		Title:	Portfolio Manager

July 28, 2015	Chou Opportunity Fund

	By:	/s/ Francis Chou
		Name:	Francis S. M. Chou
		Title:	Portfolio Manager

July 28, 2015	Chou Income Fund

	By:	/s/ Francis Chou
		Name:	Francis S. M. Chou
		Title:	Portfolio Manager

July 28, 2015	Chou America Management Inc.

	By:	/s/ Francis Chou
		Name:	Francis S. M. Chou
		Title:	Portfolio Manager